                                                            Exhibit (g)(viii)

                          SHAREHOLDER SERVICE AGREEMENT
                                     AMENDED
                                   SCHEDULE A


Name of Fund                                                   Effective Date

Schwab 1000 Fund                                               May 1, 1993
Schwab Long-Term Government
  Bond Fund                                                    May 1, 1993
Schwab Short-Term Bond Market Fund
  (Formerly known as Schwab Short-Term
  Bond Market Index Fund; and
  Schwab Short/Intermediate
  Government Bond Fund)                                        May 1, 1993
Schwab Total Bond Market Fund
  (Formerly known as Schwab Total Bond
  Market Index Fund; and Schwab
  Long-Term Government
  Bond Fund)                                                   May 1, 1993
Schwab Short/Intermediate
  California Tax-Free Bond Fund                                May 1, 1993
Schwab Long-Term Tax-Free Bond Fund                            May 1, 1993
Schwab Short/Intermediate
  Tax-Free Bond Fund                                           May 1, 1993
Schwab YieldPlus Fund                                          July 21, 1999
Schwab GNMA Fund                                               January 27, 2003
Schwab California Tax-Free YieldPlus Fund                      November 15, 2004
Schwab Tax-Free YieldPlus Fund                                 November 15, 2004
Schwab Inflation Protected Fund                                January 21, 2006

                                            SCHWAB INVESTMENTS

                                            By:    /s/ Stephen B. Ward
                                                   ----------------------------
                                            Name:  Stephen B. Ward
                                            Title: Senior Vice President and
                                                   Chief Investment Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By:    /s/ Fred Potts
                                                   ----------------------------
                                            Name:  Fred Potts
                                            Title: Senior Vice President

Dated: August 31, 2005

                                     AMENDED
                                   SCHEDULE C
                            SHAREHOLDER SERVICE FEES

Name of Fund                           Fee

Schwab 1000 Fund - Investor Shares     Twenty one-hundredths of one percent
                                       (.20%) of the class's average annual net assets, calculated and payable on a monthly basis

Schwab 1000 Fund - Select Shares(TM)   Five one-hundredths of one percent (.05%)
                                       of the class's average annual net assets, calculated and payable on a monthly basis

Schwab Total Bond Market Fund          Twenty one-hundredths of one percent
  (Formerly known as Schwab Total Bond (.20%) of the Fund's average annual net
  Market Index Fund; and Schwab        assets, calculated and payable on a
  Long-Term Government                 monthly basis
  Bond Fund)

Schwab Short-Term Bond Market Fund     Twenty one-hundredths of one percent
  (Formerly known as Schwab Short-Term (.20%) of the Fund's average annual net
  Bond Market Index Fund; and          assets, calculated and payable on a
  Schwab Short/Intermediate            monthly basis
  Government Bond Fund)

Schwab Long-Term California            Twenty one-hundredths of one percent
  Tax-Free Bond Fund                   (.20%) of the Fund's average annual net
                                       assets, calculated and payable on a
                                       monthly basis

Schwab Short/Intermediate              Twenty one-hundredths of one percent
  California Tax-Free Bond             (.20%) of the Fund's average annual net
  Fund                                 assets, calculated and payable on a
                                       monthly basis

Schwab Long-Term Tax-Free Bond Fund    Twenty one-hundredths of one percent
                                       (.20%) of the Fund's average annual net
                                       assets, calculated and payable on a
                                       monthly basis

Schwab Short/Intermediate              Twenty one-hundredths of one percent
  Tax-Free Bond Fund                   (.20%) of the Fund's average annual net
                                       assets, calculated and payable on a
                                       monthly basis


Schwab YieldPlus Fund - Investor       Twenty one-hundredths of one percent
  Shares                               (.20%) of the class's average annual net
                                       assets, calculated and payable on a
                                       monthly basis

Schwab YieldPlus Fund - Select Shares  Five one-hundredths of one percent (.05%)
                                       of the class's average annual net assets, calculated and payable on a monthly basis

Schwab GNMA Fund -- Investors Shares   Twenty one-hundredths of one percent
                                       (.20%) of the class's average annual net assets, calculated and payable on a monthly basis

Schwab GNMA Fund -- Select Shares      Five one-hundredths of one percent (.05%)
                                       of the class's average annual net assets, calculated and payable on a monthly basis

Schwab California Tax-Free YieldPlus   Twenty one-hundredths of one percent
Fund -- Investors Shares               (.20%) of the class's average annual net
                                       assets, calculated and payable on a
                                       monthly basis

Schwab California Tax-Free YieldPlus   Five one-hundredths of one percent (.05%)
Fund -- Select Shares                  of the class's average annual net assets,
                                       calculated and payable on a monthly basis

Schwab Tax-Free YieldPlus Fund --      Twenty one-hundredths of one percent
Investors Shares                       (.20%) of the class's average annual net
                                       assets, calculated and payable on a
                                       monthly basis

Schwab Tax-Free YieldPlus Fund --      Five one-hundredths of one percent (.05%)
Select Shares                          of the class's average annual net assets,
                                       calculated and payable on a monthly basis

Schwab Inflation Protected Fund        Twenty one-hundredths of one percent
-- Investor Shares                     (.20%) of the class's average annual net
                                       assets, calculated and payable on a
                                       monthly basis

Schwab Inflation Protected Fund        Five one-hundredths of one percent (.05%)
-- Select Shares                       of the class's average annual net assets,
                                       calculated and payable on a monthly basis

                                            SCHWAB INVESTMENTS

                                            By:    /s/ Stephen B. Ward
                                                   ----------------------------
                                            Name:  Stephen B. Ward
                                            Title: Senior Vice President and
                                                   Chief Investment Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By:    /s/ Fred Potts
                                                   ----------------------------
                                            Name:  Fred Potts
                                            Title: Senior Vice President

Dated:  August 31, 2005